AMENDMENT TO CONSULTANT AGREEMENT


EFFECTIVE DATE:            December 20, 1996

PARTIES:

     Sparta Foods, Inc.
     2570 Kasota Avenue
     St. Paul, MN  55108
     Fax Number:  (612) 646-0711                         ("Sparta")

     Catalina Specialty Foods, Inc.
     2550 Kasota Avenue
     St. Paul, MN  55108
     Fax Number:  (612) 647-6855                     ("Consultant")

RECITALS:

     A. Sparta and Consultant are parties to that certain Consultant Agreement dated January 1, 1996 (the "Agreement").

     B. The parties desire to extend the term of the Agreement pursuant to the terms and provisions contained herein.

AGREEMENT:

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Extension of Term. The parties hereby agree that the Agreement shall be renewed for an additional one (1) year term to expire at the end of business on December 31, 1997, unless terminated earlier pursuant to the terms of Section 10 of the Agreement.

     2. Compensation. Section 4 of the Agreement is hereby amended in its entirety to read as follows:

     Sparta shall pay Consultant a base consulting fee of Eighty Thousand Dollars ($80,000) for the calendar year January 1, through December 31, 1997. Such amount shall be paid every two weeks during calendar year 1997 (in the amount of $3,076.92), payable in arrears on the same date as Sparta pays its employee payroll obligations. Any amount not paid when due shall be subject to a late payment fee computed daily at a rate equal to eighteen percent (18%) per annum or the highest rate permitted under applicable usury law. Consultant shall be eligible for a bonus of up to Twelve Thousand Five Hundred Dollars ($12,500) if the bonus criteria set forth on Exhibit B attached hereto is met
     (the "Bonus").

     3. Exhibit B. Exhibit B is hereby revised in its entirety and revised Exhibit B attached hereto shall supersede and take the place of Exhibit B to the Agreement.

     4. Continuing Effect of Agreement. The Agreement shall continue in full force and effect, without amendment, through December 31, 1996. For calendar year 1997, the Agreement shall continue in full force and effect except as expressly amended in this Amendment. All provisions contained in Section 12 and
Section 13 of the Agreement shall apply to this Amendment.

     The parties hereto have caused this Amendment to be executed by their duly authorized representative to be effective as of the day and year first above written.


                                             CATALINA SPECIALTY FOODS, INC.
                                                            ("Consultant")

                                             By____________________________
                                             Mary Catherine Gooch, President


                                             SPARTA FOODS, INC.
                                                                 ("Sparta")


                                             By_____________________________
                                             Joel P. Bachul, President and CEO


     The undersigned does hereby agree to continue to be bound by the provisions of Section 2(j), Section 6 and Section 11(c) of the Agreement as amended herein.


                                             _________________________________
                                             MARY CATHERINE GOOCH

                                    EXHIBIT B
                                       TO
                   CONSULTANT AGREEMENT FOR CALENDAR YEAR 1997

                                      Bonus


     Consultant shall be eligible for a bonus of up to $12,500 during calendar year 1997 pursuant to the following terms:

Crystal Farms Total Net Sales During                          Bonus Amount
Sparta's 1997 Fiscal Year (10-1-96 - 09-30-97)

$2,800,000 - $3,299,999                                          $2,500
$3,300,000 - $3,799,999                                          $5,000
$3,800,000 - $4,299,999                                          $7,500
$4,300,000 - $4,799,999                                         $10,000
$4,800,000 or more                                              $12,500


     The above bonus shall be calculated and paid by Sparta to Consultant on or before December 31, 1997.


     In addition to the above bonus, for every new Cruz item slotted through Crystal Farms and shipped into a warehouse, based on Consultant's efforts, Consultant will be paid an additional one time consulting fee of One Hundred Dollars ($100) per slotted item, payable quarterly at the end of the fiscal quarter during which such item was first shipped to a warehouse.